                                                                    EXHIBIT 10.2






                                  WEBMD, INC.

                              AMENDED AND RESTATED
                           1997 STOCK INCENTIVE PLAN

                                  WEBMD, INC.
                              AMENDED AND RESTATED
                           1997 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

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ARTICLE I - DEFINITIONS ....................................................   1
    1.1     "Award .........................................................   1
    1.2     "Board .........................................................   1
    1.3     "Change in Control .............................................   1
    1.4     "Code ..........................................................   1
    1.5     "Committee .....................................................   2
    1.6     "Company .......................................................   2
    1.7     "Covered Employees .............................................   2
    1.8     "Director ......................................................   2
    1.9     "Disinterested Person ..........................................   2
    1.10    "Employee ......................................................   2
    1.11    "Employer ......................................................   2
    1.12    "Exchange Act ..................................................   2
    1.13    "Exercise Price ................................................   2
    1.14    "Fair Market Value .............................................   2
    1.15    "Grantee .......................................................   3
    1.16    "Incentive Stock Option ........................................   3
    1.17    "Non-Employee Director .........................................   3
    1.18    "Officer .......................................................   3
    1.19    "Option ........................................................   3
    1.20    "Optionee ......................................................   3
    1.21    "Outside Director ..............................................   3
    1.22    "Parent ........................................................   3
    1.23    "Permitted Transferee ..........................................   3
    1.24    "Plan ..........................................................   3
    1.25    "Purchasable ...................................................   4
    1.26    "Qualified Domestic Relations Order ............................   4
    1.27    "Reload Option .................................................   4
    1.28    "Restricted Stock ..............................................   4
    1.29    "Restriction Agreement .........................................   4
    1.30    "Section 16 Insider ............................................   4
    1.31    "Stock .........................................................   4
    1.32    "Stock Option Agreement ........................................   4
    1.33    "Subsidiary ....................................................   4

ARTICLE II - THE PLAN ......................................................   4
    2.1     Name ...........................................................   4
    2.2     Purpose ........................................................   4
    2.3     Effective Date .................................................   5
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
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ARTICLE III - PARTICIPANTS .................................................   5

ARTICLE IV - ADMINISTRATION ................................................   5
    4.1     Duties and Powers of the Committee .............................   5
    4.2     Interpretation; Rules ..........................................   6
    4.3     No Liability ...................................................   6
    4.4     Majority Rule ..................................................   6
    4.5     Company Assistance .............................................   6

ARTICLE V - SHARES OF STOCK SUBJECT TO PLAN ................................   6
    5.1     Limitations ....................................................   6
    5.2     Antidilution ...................................................   7

ARTICLE VI - OPTIONS .......................................................   8
    6.1     Types of Options Granted .......................................   8
    6.2     Option Grant and Agreement......................................   8
    6.3     Optionee Limitations ...........................................   9
    6.4     $100,000 Limitation ............................................   9
    6.5     Exercise Price .................................................   9
    6.6     Exercise Period ................................................  10
    6.7     Option Exercise ................................................  10
    6.8     Reload Options .................................................  11
    6.9     Nontransferability of Option ...................................  11
    6.10    Termination of Employment or Service............................  12
    6.11    Employment Rights ..............................................  12
    6.12    Certain Successor Options ......................................  12
    6.13    Effect of Change in Control ....................................  12

ARTICLE VII - RESTRICTED STOCK .............................................  12
    7.1     Awards of Restricted Stock .....................................  12
    7.2     Non-Transferability ............................................  13
    7.3     Lapse of Restrictions ..........................................  13
    7.4     Termination of Employment ......................................  13
    7.5     Treatment of Dividends .........................................  13
    7.6     Delivery of Shares .............................................  13

ARTICLE VIII - STOCK CERTIFICATES ..........................................  14

ARTICLE IX - TERMINATION AND AMENDMENT OF PLAN .............................  14

ARTICLE X - RELATIONSHIP TO OTHER COMPENSATION PLANS .......................  15

ARTICLE XI - MISCELLANEOUS .................................................  15
   11.1     Performance Goals ..............................................  15
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   11.2     Replacement or Amended Grants ..................................  15
   11.3     Forfeiture Provisions ..........................................  15
   11.4     Plan Binding on Successors .....................................  16
   11.5     Singular, Plural; Gender .......................................  16
   11.6     Headings, etc. .................................................  16
   11.7     Interpretation .................................................  16




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
                                  WEBMD, INC.
                              AMENDED AND RESTATED
                           1997 STOCK INCENTIVE PLAN


                                   ARTICLE I
                                  DEFINITIONS

     As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

     1.1  "Award" shall mean a grant of Restricted Stock.

     1.2  "Board" shall mean the Board of Directors of the Company.

     1.3 "Change in Control" shall mean the occurrence of either of the following events:

          (a) A change in the composition of the Board of Directors as a result of which fewer than one-half of the incumbent directors are directors who either:

               (i) Had been directors of the Company 24 months prior to such change; or

              (ii) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (b) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the effective date of the Plan, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     1.4 "Code" shall mean the United States Internal Revenue Code of 1986, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

     1.5 "Committee" shall mean a committee of at least two Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board. In selecting the Committee, the Board shall consider (i) the benefits under
Section 162(m) of the Code of having a Committee composed of Outside Directors for Options granted to Covered Employees, if and when and to the extent such Section applies to the Company, and (ii) the benefits under Rule 16b-3 of having a Committee composed of either the entire Board or a Committee of at least two Directors who are Non-Employee Directors for Options granted to or held by any Section 16 Insider, if and when such rule applies with respect to officers and directors of the Company. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean the Board.

     1.6  "Company" shall mean WebMD, Inc., a Georgia corporation.

     1.7 "Covered Employees" shall have the meaning set forth in Code Section 162(m)(3) and the regulations promulgated thereunder.

     1.8 "Director" shall mean a member of the Board and any person who is an advisory, honorary or emeritus director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

     1.9 "Disinterested Person" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

    1.10  "Employee" shall mean an employee of the Employer.

    1.11  "Employer" shall mean the corporation that employs a Grantee.

    1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

    1.13 "Exercise Price" shall mean the price at which an Optionee may purpose a share of Stock under a Stock Option Agreement.

    1.14 "Fair Market Value" on any date shall mean (i) the closing sales price of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determine or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market



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on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and future earnings.

     1.15 "Grantee" shall mean a portion who is an Optionee or a person who has received an Award of Restricted Stock.

     1.16 "Incentive Stock Option" shall mean an option to purchase any stock of the Company which complies with and is subject to term, limitations, and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

     1.17 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

     1.18 "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

     1.19 "Option" shall mean an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

     1.20 "Optionee" shall mean a person to whom an Option has been granted hereunder.

     1.21 "Outside Director" shall have the meaning set forth in Code Section 162 and the regulators promulgated thereunder.

     1.22 "Parent" shall mean any corporation (other than the Employer) in an unbroken chain of corporations ending with the Employer if, at the time of grant (or modification) of the Option, each of the corporations other than the Employer owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

     1.23 "Permitted Transferee" shall mean, with respect to an Optionee, any member of such Optionee's immediate family and any charitable, religious, scientific, or educational organization, contributions to which are deductible for federal or state income tax purposes, and any trust or other vehicle for the benefit of such a family member or organization.

     1.24 "Plan" shall mean the WebMD, Inc., Amended and Restated 1997 Stock Incentive Plan, the terms of which are set forth herein.


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     1.25 "Purchasable" shall refer to Stock which may be purchased by an
Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

     1.26 "Qualified Domestic Relations Order" shall have the meaning set forth in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

     1.27 "Reload Option" shall have the meaning set forth in Section 6.8 hereof.

     1.28 "Restricted Stock" shall mean Stock issued, subject to restrictions, to a Grantee pursuant to Article VII hereof.

     1.29 "Restriction Agreement" shall mean the agreement setting forth the terms of an Award and executed by a Grantee as provided in Section 7.1 hereof.

     1.30 "Section 16 Insider" shall mean any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

     1.31 "Stock" shall mean the Common Stock, no par value, of the Company, as adjusted pursuant to Section 5.2 hereof.

     1.32 "Stock Option Agreement" shall mean an agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

     1.33 "Subsidiary" shall mean any corporation (other than the Employer) in an unbroken chain of corporations beginning with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II
                                    THE PLAN



     2.1 Name. This plan shall be known as the "WebMD, Inc. Amended and Restated 1997 Stock Incentive Plan."

     2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording certain employees, Officers and Directors of the Company and its Subsidiaries as well as key consultants and advisors to the Company or any Subsidiaries and employees of the Company's suppliers and contractors an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company and its

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
Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company. In particular, with respect to the issuance of Options to employees, the purpose of the Plan also includes to attract, retain and reward employees, to increase identification with the Company's interests, and to provide incentive for remaining with and enhancing the value of the Company over the long term.

     2.3 Effective Date. The Plan shall become effective on January 1, 1997, provided, however, that the Plan shall terminate, and all Options or Awards therefore granted or awarded shall become void and may not be exercised, on January 1, 1998, if the shareholders of the Company shall not by that date have approved the Plan's adoption.

                                  ARTICLE III
                                  PARTICIPANTS

     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company, which shall include, but not be limited to, employees, Officers and Directors, including but not limited to executive personnel, of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary and employees of the Company's suppliers and contractors.

                                   ARTICLE IV
                                 ADMINISTRATION


     4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine.
The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement or Restriction Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options or Awards under the Plan to any person who is an employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Option Agreement or Restriction Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

     4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

     4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

     4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN

     5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be five million (5,000,000). The maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 500,000, and the maximum fair market value of any Awards (other than Options and SARs) that may be received by a Covered Employee (less any consideration paid for such Award) during any one calendar year under the Plan shall be $2,000,000. Notwithstanding anything to the contrary herein, in the event of the applicability of Section 162(m) of the Code to any grant hereunder, such grant shall comply with the requirements of the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, or Restricted Stock, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article IX, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than five million (5,000,000) (other than pursuant to antidilution adjustments) without shareholder approval. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall


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
not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

     In the event of the issuance of Options in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

     5.2  Antidilution.

          (a) If at any time following October 15, 1997, the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or in the event of any assumption and conversion to the Plan by the Company of an acquired company's outstanding options grants:

               (i) The aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee; and

              (ii) The rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted proportionately by the Committee.

          (b) If the Company shall be a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

               (i) notwithstanding other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability, that all such Options shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and /or

              (ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation.

          (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Option Agreements regarding exercisability.

          (d) The adjustments described in paragraphs (a) through (c) of this section, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Board or the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an incentive stock option under applicable statutory and regulatory provisions. The adjustments required under this Article shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                   ARTICLE VI
                                    OPTIONS

     6.1 Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders.

     Separate Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not



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

invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     6.3 Optionee Limitations. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:

          (a)  is not an employee of the Company or any of its Subsidiaries; or

          (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own (i) the stock owned, directly or indirectly, by or for his or her brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such persons may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

     6.4 $100,000 Limitation. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Employer and any Parent or Subsidiary of the Employer such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section is exceeded, the Incentive Stock Option the granting or modification of which resulted in the exceeding of such limit shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5 Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee. Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification). The Exercise Price of a non-Incentive Stock Option shall not be less than the Fair Market Value of the Stock on the date that the Option is granted.

     6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Option granted to a Section 16 Insider shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death or disability of the Optionee, and no Option shall be exercisable prior to shareholder approval of the Plan.

     6.7  Option Exercise.

          (a)  Unless otherwise provided in the Stock Option Agreement or
Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

          (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate option price); provided further, that the Board may provide in a Stock Option Agreement or may otherwise determine in its sole discretion at the time of exercise that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

          (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the

Committee any Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8  Reload Options.

          (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted; provided that the shares surrendered by a Section 16 Insider in payment as provided above must have been held by the Optionee for at least six months prior to such surrender.

          (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a) for a period of one year from the date of such exercise.

     6.9  Nontransferability of Option.

          (a) No Incentive Stock Option shall be transferable by an Optionee other than by will or the laws of descent and distribution, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan or, after such approval, other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Incentive Stock Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

          (b) Except as provided above and unless provided otherwise in the Stock Option Agreement, Optionees and Permitted Transferees of Optionees may transfer Options to any person, including a broker-dealer, but the Option shall not be transferable by any person other than an Optionee or Permitted Transferee except by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Except as provided above and unless provided otherwise in the Stock Option Agreement, Options shall be exercisable by any person to whom such Option has been validly transferred.

     6.10 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof.

     6.11 Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

     6.12 Certain Successor Options. To the extend not inconsistent with the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

     6.13 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

                                  ARTICLE VII
                                RESTRICTED STOCK

     7.1 Awards of Restricted Stock. The Committee may grant Awards of Restricted Stock, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock.

        Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the named of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

        7.2 Non-Transferability. Until any restrictions upon Restricted Stock awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the Grantee.

        7.3 Lapse of Restrictions. Restrictions upon Restricted Stock awarded hereunder shall lapse at such time or times (but, with respect to any award to a Grantee who is also a Section 16 Insider, not less than six months after the date of the Award) and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

        7.4 Termination of Employment. The Committee shall have the power to specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

        7.5 Treatment of Dividends. At the time an Award of Restricted Stock is made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

        7.6 Delivery of Shares. Except as provided otherwise in Article VIII below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.

                                  ARTICLE VIII
                               STOCK CERTIFICATES

        The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

                (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

                Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


                                   ARTICLE IX
                       TERMINATION AND AMENDMENT OF PLAN

        The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

                (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan or materially increase the number of shares of Stock subject to the Plan, in each case except as contemplated in Section 5.2 hereof;

                (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan or materially change the class of persons that may participate in the Plan; or

                (c) Otherwise materially increase the benefits accruing to participate under the Plan.

     No termination or amendment modification of the Plan shall affect adversely a Grantee's rights under an Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

                                   ARTICLE X
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its Subsidiaries.

                                   ARTICLE XI
                                 MISCELLANEOUS

     11.1 Performance Goals. The Committee may (but need not) determine that any Award granted pursuant to this Plan to an Optionee (including, but not limited to, Optionees who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's or Subsidiary's stock price, (c) the achievement by a business unit of the Company or Subsidiary of a specified target, or target growth in, net income or earnings per share, or (d) any combination of the goals set forth in
(a) through (c) above. If an Award is made on such basis, the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     11.2 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them. However no modification of an Option or Award shall adversely affect a Grantee's rights under an Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

     11.3 Forfeiture Provisions.

          (a)  Restricted Stock. If the holder of any shares of Restricted
Stock provides services to a competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by such holder while an Employee, then any shares Restricted Stock held by such holder subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

          (b) Options. The sample Stock Option Agreement attached hereto as Exhibit A contains provisions with respect to forfeiture of option gain, forfeiture of unexercised Options and set-off provisions, in each case applicable to Options granted to Employees.

     11.4 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     11.5 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     11.6 Headings, etc. Headings of Articles and Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

     11.7 Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan administrators. The deduction limits of Code Section 162(m) and the regulations thereunder do not apply to the Company until such time, if any, as any class of the Company's common equity securities is registered under Section 12 of the 1934 Act or the Company otherwise meets the definition of a "publicly held corporation" under Treasury Regulation 1.162-27(c) or any successor provision. Upon becoming a publicly held corporation, the deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under this Plan and the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.


                             *    *    *    *    *

                                                     Exhibit A to WebMD, Inc.
                                                     Amended and Restated
                                                     1997 Stock Incentive Plan -
                                                     Form of Stock Option
                                                     Agreement

                                   WEBMD, INC.
                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement"), entered into as of this ___ day of ________________, by and between WebMD, Inc., a Georgia corporation (the "Company"), and ________________ (the "Optionee").

     WHEREAS, on ________________, the Board of Directors and shareholders of the Company adopted a stock option plan known as the "WebMD, Inc. Amended and Restated 1997 Stock Incentive Plan" (the "Plan"); and

     WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

     WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

     NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

     2. Grant of Option. Subject to the terms, restrictions, limitations, and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option.

     3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option.

     4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

     5.   Restrictions on Transferability.

          (a) No Incentive Stock Option shall be transferable by an Optionee other than by will or the laws of descent and distribution, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan or, after such approval, other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Incentive Stock Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

          (b) Except as provided above [and except list any other restrictions on transfer], Optionees and Permitted Transferees of Optionees may transfer Options to any person, including a broker-dealer, but the Option shall not be transferable by any person other than an Optionee or Permitted Transferee except by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Except as provided above [and list any other specific exceptions], Options shall be exercisable by any person to whom such Option has been validly transferred.

     6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

     8.   Termination of Employment.

          (a) Except as otherwise specified in Schedule A hereto, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

          (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's employment that is either (i) for cause or
(ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

          (c) Unless and to the extent otherwise provided in Exhibit A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

     9. Disabled Optionee. In the event of termination of employment because of the Optionee's becoming a Disabled Optionee, the Optionee (or his or her personal representative) may exercise this Option at any time within three months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     10. Death of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of employment under
Section 8(a) above, hereof, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three months after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the three month period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

     11. Date of Grant. This Option was granted by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Grant").

     12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section.

     13. Restriction on Disposition of Shares. The shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will or the laws of descent and distribution until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

     14. Stock Option Forfeiture Provisions. The purpose of the Company's issuance of Options to Employees is to attract, retain and reward Employees, to increase their stock ownership and identification with the Company's interests, and to provide incentive for remaining with and enhancing the value of the Company over the long term. In return for granting this Option to Employee, please acknowledge by signing below that Employee has read and agrees to the following:

          (a) Forfeiture of option gain and unexercised Options if Employee engages in certain activities. If, at any time within (a) the term of this Option or (b) within one year after termination of employment or (c) within one year after the exercise any portion of this Option, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including but not limited to: (i) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (ii) violation of Company policies, including, without limitation, the Company's insider trading policy, (iii) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interest of the Company, including employing or recruiting any present, former or future employee of the Company,
(iv) disclosing or misusing any confidential information or material concerning the Company, or (v) participating in a hostile takeover attempt, then (1) this Option shall terminate effective the date on which Optionee enters into such activity, unless terminating sooner by operation of another term or condition of this Option or the Plan, and (2) any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company.

     (b) Right of Set-off. By accepting this Agreement, Optionee consents to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company under paragraphs (a) and (b) of this Section 14 above. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes it, calculated as set forth above, Optionee agrees to pay immediately the unpaid balance to the Company.

     (c) Committee Discretion. Optionee may be released from Optionee's obligations under paragraphs (a), (b) and (c) of this Section 14 only if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

     15.  Miscellaneous.

          (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

          (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

          (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 400 The Lenox Building, 3399 Peachtree Road, N.E., Atlanta, Georgia 30326.

          (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

          (e) THE OPTIONEE ACKNOWLEDGES THAT THIS OPTION AND ALL SHARES OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION ARE DEEMED TO BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933 AND, THEREFORE, RESALE OF SUCH SHARES MUST BE MADE PURSUANT TO THE REGISTRATION PROVISIONS OF SUCH ACT OR AN EXEMPTION THEREFROM.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the

      Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.

                                    COMPANY:

                                          WEBMD, INC.

Attest:

                                          By:
---------------------------                   -------------------------------
        Secretary
                                          Name:
          [SEAL]                                -----------------------------

                                          Title:
                                                 ----------------------------


                                    OPTIONEE:

                                          -----------------------------------

                                          Name:
                                                -----------------------------

                                          Address:
                                                  ---------------------------


                                                  ---------------------------


                                                  ---------------------------

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                                  WEBMD, INC.
                                      AND
                               [Name of Optionee]
                            Dated __________________


1.    Number of Shares Subject to Option: ________________ Shares.

2.    This Option (Check one) [ ] is [ ] is not an Incentive Stock Option.

3.    Option Exercise Price: $__________ per Share.

4.    Date of Grant: ____________________________

5.    Option Vesting Schedule:

            Check one:

            [ ] Options are exercisable with respect to all shares on or after the date hereof
            [ ] Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                              No. of Shares           Vesting Date
                              -------------           ------------




6.    Option Exercise Period:

            Check One:

            [ ]   All options expire and are void unless exercised on or before
                  __________________________.

            [ ] Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                              No. of Shares           Expiration Date
                              -------------           ---------------

7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):

                                   SCHEDULE B
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                                  WEBMD, INC.
                                      AND
                               [Name of Optionee]
                               Dated ____________

                               NOTICE OF EXERCISE


     The undersigned hereby notifies WebMD, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase _______ shares of the Company's common stock, no par value (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _____________. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $_________ payable to the Company, and/or
(2)________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the WebMD, Inc. Amended and Restated 1997 Stock Incentive Plan) as of the date hereof of $______, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

     IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of ________, _________.



                                   OPTIONEE [OR OPTIONEE'S
                                   ADMINISTRATOR,
                                   EXECUTOR OR PERSONAL
                                   REPRESENTATIVE]




                                   ----------------------------------
                                   Name:
                                   Position (if other than Optionee):

                                AMENDMENT TO THE
           WEBMD, INC. AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN



     This Amendment ("Amendment") to the WebMD, Inc. Amended and Restated 1997 Stock Incentive Plan (the "Plan") is made and executed this 19th day of March, 1999, to be effective as of the date hereof.

     WHEREAS, the Board of Directors of WebMD, Inc. (the "Corporation") has deemed it to be in the best interests of the Corporation and its shareholders to effect certain amendments to the Plan pursuant to Article IX of the Plan, which amendments do not require shareholder approval;

     NOW, THEREFORE, in accordance with Article IX of the Plan, the Plan is hereby amended as follows:

     1. PERMITTED TRANSFEREES. The current Section 1.23 of the Plan is hereby deleted in its entirety and the following is substituted therefor:

          1.23 "Permitted Transferee" with respect to any Optionee means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interests, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.


     2. TRANSFERABILITY OF OPTIONS. The current Section 6.9 of the Plan is hereby deleted in its entirety and the following is substituted therefor:

          6.9 Restrictions on Transferability. No Option shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit transfers to Permitted Transferees of the Optionee where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable options. During the lifetime of an Optionee, Incentive Stock Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed) or by any Permitted Transferee to whom such Option has been validly transferred as set forth above.

     3. ELIMINATION OF FORFEITURE PROVISIONS. The current Section 11.3 of the Plan is hereby deleted in its entirety, and the current Sections 11.4, 11.5,
11.6 and 11.7 are renumbered accordingly.

     4. AMENDMENTS TO EXHIBIT A TO THE PLAN.

     (a) The current Section 5 of Exhibit A to the Plan is hereby deleted in its entirety and the following is substituted therefor:

          5. Restrictions on Transferability. This Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution or, unless this Option is an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit transfers to Permitted Transferees of the Optionee where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (ii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable options. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee (or by the Optionee's guardian or legal representative, should one be appointed) or by any Permitted Transferee to whom such Option has been validly transferred as set forth above.

     (b) The last sentence of the current Section 6 of Exhibit A to the Plan is hereby deleted in its entirety and the following is substituted therefor:

          Any shares of Stock so surrendered in full or partial payment of the Exercise Price shall have been held by the Optionee for at least six months. Upon receipt of any such notice and accompanying payment, as subject to the terms hereof, the Company agrees to issue to the Optionee (or the person exercising the Option) stock certificates for the number of shares specified in such notice registered in the name of the person exercising the Option. Notwithstanding the above exercise procedures, if requested by the Optionee, the Option may be exercised with the involvement of a stockbroker in a "cashless exercise" transaction conducted in accordance with the federal margin rules set forth in Regulation T of the Federal Reserve Board (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

     (c) The current Sections 13 and 14 of Exhibit A to the Plan are hereby deleted in their entirety and the current Section 15 is renumbered as Section 13.

     5. EFFECT OF AMENDMENT. As modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect, and the plan shall be restated, as amended hereby, in its entirety.

    IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed as of the date first above written.

                                        WEBMD, Inc.


                                        By:  /s/ JEFF ARNOLD
                                            -------------------------------
                                            Name: Jeff Arnold
                                            Title: CEO

                                AMENDMENT TO THE
           WEBMD, INC. AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

     This Amendment ("Amendment") to the WebMD, Inc. Amended and Restated 1997 Stock Incentive Plan (the "Plan") is made and executed this 7th day of April, 1999, to be effective as of the date of the approval thereof by the shareholders of the WebMD, Inc. (the "Corporation").

     WHEREAS, the Board of Directors of the Corporation has deemed it to be in the best interests of the Corporation and its shareholders to increase the number of shares available for issuance under the Plan; and

     WHEREAS, pursuant to Article IX of the Plan, such amendment requires shareholder approval;

     NOW, THEREFORE, subject to approval of the shareholders of the Corporation, the Plan is hereby amended as follows:

     1. AVAILABLE SHARES. Section 5.1 of the Plan is hereby amended by deleting the term "five million (5,000,000)" as it appears in the first and fourth sentences thereof and substituting therefor, in each case, the term "six million (6,000,000)".

     2. EFFECT OF AMENDMENT. As modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect, and the Plan shall be restated, as amended hereby, in its entirety.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed as of the date first above written.

                                        WEBMD, INC.

                                        By: /s/ JEFFREY T. ARNOLD
                                            ------------------------------------
                                            Name: JEFFREY T. ARNOLD
                                            Title: Chairman & CEO

                               AMENDMENTS TO THE
       WEBMD, INC., SECOND AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN


     This Amendment ("Amendment") to the WebMD, Inc. Second Amended and Restated 1997 Stock Incentive Plan (the "Plan") is made and executed as of the 17th day of August, 1999, to be effective as of the date hereof.

     WHEREAS, the Board of Directors of the Corporation has deemed it to be in the best interests of the Corporation and its shareholders to provide a definite termination date, as required by California law; and

     WHEREAS, pursuant to Article IX of the Plan, such amendment does not require shareholder approval;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. TERMINATION DATE. Article IX of the Plan is hereby amended by inserting as the first two sentences thereof the following sentences: "No Options or Awards may be granted under the Plan after January 1, 2007. Any Options or Awards outstanding on January 1, 2007 shall continue to be outstanding for the remainder of their respective terms in accordance with the provisions of the Plan and the applicable award agreement."

     2. EFFECT OF AMENDMENT. As modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect, and the Plan shall be restated, as amended hereby, in its entirety.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed as of the date first above written.

                                        WEBMD,INC.

                                        By: /s/ JEFF ARNOLD
                                            ------------------------------------
                                            Name: Jeff Arnold
                                            Title: Chairman & CEO